DELAWARE GROUP

Dividend and
Income Fund

(various photos demonstrating service and guidance, professional management and goals)

service and guidance

professional management

goals

1997
Annual
Report


DELAWARE
GROUP
========

A TRADITION OF SOUND INVESTING

commitment

Investment Objectives
and Strategies

(photo of keyboard)

DELAWARE GROUP DIVIDEND AND INCOME FUND'S OBJECTIVE is to provide high current income, and secondarily, capital appreciation from U.S. stocks and high-yield bonds. Asset class concentration depends on the manager's assessment of each market's relative risks and rewards.

U.S. COMMON STOCKS WITH ABOVE-AVERAGE YIELDS
The Fund's management focuses on stocks that pay high dividends relative to their share price at the time of purchase. Such high-yield stocks can point the Fund to strong companies whose stocks have capital appreciation potential. The dividend income from these stocks has the potential to add to total return.

CONVERTIBLE PREFERRED STOCKS AND BONDS
The Fund invests in both convertible preferred stock and convertible bonds. Both pay fixed rates of income, but because they can be converted into common stock, they are indirectly tied to the common stock's performance. Convertible securities generally offer higher income than common stocks and an opportunity for price appreciation when the value of the underlying security rises. The Fund may buy convertibles when the underlying common stock offers strong growth potential but a low yield.


LEVERAGING
Approximately $55 million of your Fund's net assets were leveraged as of Novem ber 30, 1997. Leveraging is a tool that is not usually used by open-end mutual funds and one that can be an important contributor to your Fund's income and capital appreciation potential. Of course, there is no guarantee that leveraging will be successful. Leveraging could result in a higher degree of volatility because the Fund's net asset value could be more sensitive to fluctuations in short-term interest rates and equity prices. We believe this risk is reasonable given the potential benefits of higher income.

(photo of family on beach)

HIGH-YIELD CORPORATE BONDS
High-yield, higher risk bonds, those rated BB or lower, have greater default risk than bonds with higher quality ratings. However, they historically have provided a greater level of income that has compensated investors for the additional risks. Prices of high-yield bonds may also be less sensitive to changes in interest rates than higher rated bonds.


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
THIS ANNUAL REPORT IS FOR THE INFORMATION OF DIVIDEND AND INCOME FUND SHAREHOLDERS. It sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read it carefully before you invest. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
        Notice is hereby given in accordance with Section 23(c) of the Investment Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock on the open market.

Board of Directors                                     Executive Officers

WAYNE A. STORK                                         WAYNE A. STORK
Chairman                                               Chairman
Delaware Group of Funds                                Delaware Group of Funds
Philadelphia, PA                                       Philadelphia, PA

JEFFREY J. NICK                                        JEFFREY J. NICK
President and Chief Executive Officer                  President and Chief Executive Officer
Delaware Group of Funds                                Delaware Group of Funds
Philadelphia, PA                                       Philadelphia, PA

WALTER P. BABICH+                                      RICHARD G. UNRUH, JR.
Board Chairman, Citadel Constructors, Inc.             Executive Vice President
King of Prussia, PA                                    Philadelphia, PA

ANTHONY D. KNERR+                                      PAUL E. SUCKOW
Consultant, Anthony Knerr & Associates                 Senior Vice President/Chief Investment
New York, NY                                           Officer, Fixed-Income
                                                       Philadelphia, PA
ANN R. LEVEN+
Treasurer, National Gallery of Art                     DAVID K. DOWNES
Washington, DC                                         Executive Vice President/Chief Administrative
                                                       Officer/ Chief Financial Officer
W. THACHER LONGSTRETH                                  Philadelphia, PA
City Councilman
Philadelphia, PA                                       GEORGE M. CHAMBERLAIN, JR.
                                                       Senior Vice President/Secretary/General Counsel
THOMAS F. MADISON                                      Philadelphia, PA
President and Chief Executive Officer
MLM Partners, Inc.                                     JOSEPH H. HASTINGS
Minneapolis, MN                                        Senior Vice President/
                                                       Corporate Controller
CHARLES E. PECK                                        Philadelphia, PA
Secretary/Treasurer, Enterprise Homes, Inc.
Fredericksburg, VA                                     MICHAEL P. BISHOF
                                                       Senior Vice President/Treasurer
+Audit Committee Member                                Philadelphia, PA


directors
& officers
---------------------------------------------------------------------------------------------------------------------
INVESTMENT MANAGER                                     PRINCIPAL OFFICE OF THE FUND
Delaware Management Company, Inc.                      1818 Market Street
Philadelphia, Pennsylvania                             Philadelphia, PA 19103-3682

INTERNATIONAL AFFILIATE                                INDEPENDENT AUDITORS
Delaware International Advisers Ltd.                   Ernst & Young LLP
London, England                                        2001 Market Street                   (Photo of globe)
                                                       Philadelphia, PA


December 8, 1997

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    1

Dear Shareholder:

DIVIDEND AND INCOME FUND WAS WELL positioned to take advantage of the U.S. stock market's robust capital appreciation potential in fiscal 1997 while still providing a steady stream of monthly income.
        Your Fund had a total return of +27.22%, based on net asset value with dividends reinvested, for the 12 months ended November 30, 1997. Through a diversification strategy in five distinct asset classes, we achieved 96% of the total return of the unmanaged S&P 500 Index, as shown below, even though less than two-thirds of the Fund's portfolio was invested in common stocks.
        We are delighted to report that, as of November 30, Dividend and Income Fund ranked #1 in total return among closed-end income funds for both the 1997 fiscal year and its lifetime, as tracked by Lipper Analytical
Services and shown on page 2.
        We are equally pleased to report that Dividend and Income Fund provided an attractive level of monthly income while the Fund's share price fluctuated much less than the S&P 500 in 1997, a year when market volatility increased substantially. The Fund's yield, based on market price, stood at 8.30%, as of November 30, 1997. Dividend and Income Fund's three-year beta, or volatility measured against the S&P 500, stood at just 0.58 as of November 30, 1997.*
        In selecting securities for Dividend and Income Fund, the portfolio manager emphasizes large cap dividend-paying stocks, high-yield corporate bonds and convertible stocks and bonds. The Fund's average cost of borrowing was 5.60%.
        The U.S. stock market suffered two brief corrections in 1997 - one as a result of the Federal Reserve Board modestly raising short-term interest rates in the spring, and the other as a result of financial uncertainty in several Asian countries. However, low inflation and the fundamental strength of the U.S. economy allowed the market to generally shrug off these temporary setbacks.

TOTAL RETURN
-------------------------------------------------------------------------------------------------------------
DECEMBER 1, 1996 TO NOVEMBER 30, 1997
                                                             Based On                   Premium/Discount
                                                         Net Asset Value            as of November 30, 1997
-------------------------------------------------------------------------------------------------------------
Dividend and Income Fund (NYSE Symbol: DDF)                   +27.22%                      +0.29%
Standard & Poor's 500 Index                                   +28.51%
Merrill Lynch High-Yield Bond Index                           +12.62%
Merrill Lynch Convertibles Index                              +17.89%
Lipper Closed-End Income Fund Average                         +15.91% (11 funds)           -4.92%
-------------------------------------------------------------------------------------------------------------

The Fund's total return and the returns of unmanaged indexes shown above assume reinvestment of dividends and distributions. Past performance does not guarantee future results.

*A beta of less than 1.00 means a security has fluctuated less in price than the S&P 500 Index. A number greater than 1.00 means the security has fluctuated more than the Index. closed-end income


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    2

        Opportunity is often found in moments of crisis, and we believe that currency devaluation and recession along the Pacific Rim presents a financial yin and yang for investors in large multinational companies and U.S. fixed-income securities.
        On the one hand, some large cap U.S. companies may derive lower profits from the region, resulting in a more moderate U.S. growth rate in 1998, according to economists at the Federal Reserve. However, these same analysts also believe that domestic inflation is likely to remain benign because the costs of imports to the U.S. from Asia is expected to drop. Continued low inflation would be encouraging news for bond investors, and higher bond values have historically helped support equity prices.
        During the 12 months ended November 30, 1997, the yield on 30-year
U.S. Treasury bonds dropped 32 basis points (0.32%) to 6.04%. This bullish bond environment, coupled with a growing economy, helped both stocks and bonds, particularly those of financial firms and real estate investment trusts.
        On the pages that follow, Babak Zenouzi, your Fund's senior portfolio manager since March, and Paul A. Matlack, who manages the high-yield bond component of the Fund, review fiscal 1997's performance and provide an outlook for 1998.
        At Delaware, Mr. Zenouzi and Mr. Matlack manage a combined total of more than $2.5 billion in real estate investment trusts (REIT), high-yield bonds and equity assets for mutual fund investors and institutional clients. Together, they have more than two decades of investment experience.
        While we can't guarantee the future, your Fund's management team plans to continue using the same disciplined investment strategy that has helped Dividend and Income Fund consistently outpace its peers. On behalf of Delaware, we wish you a joyous and prosperous New Year.

Sincerely,

/s/ Wayne A. Stork
-----------------------------
WAYNE A. STORK
Chairman

/s/ Jeffrey J. Nick
-----------------------------
JEFFREY J. NICK
President and Chief Executive Officer

discipline

AVERAGE ANNUAL TOTAL RETURN
------------------------------------------------------------------------------------------------------
Based On Net Asset Value For Periods Ended November 30,1997

                                                             One Year                      Lifetime*
------------------------------------------------------------------------------------------------------
Dividend and Income Fund (DDF)                               +27.22%                        +15.51%
Lipper Closed-End Income Fund Average                        +15.91%                        +10.15%
DDF Rank                                                        1                              1
Number of funds in category                                     11                             11
------------------------------------------------------------------------------------------------------

* Fund's inception date was March 26, 1993. Past performance does not guarantee future results. All performance assumes dividends and distributions reinvested.

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    3

Portfolio Managers' Review

DURING FISCAL 1997, DIVIDEND AND Income Fund's positioning in common stocks, high-yield corporate bonds, and convertible stocks and bonds was an attractive asset mix that helped us attain our goal of providing high current income with capital appreciation.
        Approximately 61% of your Fund's net assets were allocated to common stocks as of November 30, 1997, a seven percentage point increase from a year earlier. The increase is primarily due to capital appreciation in the price of stocks in the Fund's portfolio during a phenomenal year for the U.S.
equity market. The balance of your Fund's portfolio was allocated to preferred stocks and fixed-income securities.
        Fiscal 1997 was a rewarding year for income-oriented investors. The Federal Reserve Board's modest interest rate increase in March was the medicine the U.S. economy needed to keep inflation from reaching a feverish pace. Bond prices subsequently rose while the yield on 30-year Treasury Bonds stood at just above 6% as of year's end.
        Your Fund is managed with a goal of generating as much of its $0.125 monthly dividend as possible from ordinary income. The balance of the dividend would come from short-term and long-term capital gains and, if necessary, a return of capital. We are pleased to report that since its inception, the Fund has not had to provide a return of capital to meet its dividend.

BANKS AND REITS
PERFORMED WELL
The largest contributors to your Fund's total return in fiscal 1997 were our bank and real estate investment trust (REIT) holdings. These two sectors, which represented a combined 40% of your Fund's net assets as of November 30, benefited from internal expansion, restructuring and merger activity.
        The Fund's largest equity holding as of November 30 was KeyCorp, a regional banking company based in Cleveland. Investors recognized the value of the company's 1996 restructuring, an effort that reduced operating costs. Other regional banking companies such as Mellon Bank and Summit Bancorp also performed exceptionally well this past year and we believe offer further capital appreciation potential as the banking industry continues to consolidate.
        We are attracted to the real estate sector because the industry is undergoing a positive fundamental transformation that we believe makes certain stocks attractive for both their income and total return potential. In our opinion, many REITs are strategy

New President and CEO

On October 13, 1997, Jeffrey J. Nick was named President and Chief Executive Officer of the Delaware Group Of Funds. Mr. Nick has been CEO of Lincoln National Investment Companies, Delaware's indirect parent, since October 1996. He joined Lincoln National in April 1990, and from 1992 to 1996 he managed Lincoln's operations in the United Kingdom. Mr. Nick holds an MBA from the University of Chicago and a bachelor's degree from Princeton University.


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    4

PORTFOLIO HIGHLIGHTS AND ASSET ALLOCATION
--------------------------------------------------------------------------------
NOVEMBER 30, 1997

Beta*                                 0.58
Portfolio Turnover Rate               74%
Current Monthly Dividend Rate         $0.125 per share
--------------------------------------------------------------------------------
* A measure of market price volatility relative to the S&P 500 Index. A number less than 1.00 means a security has fluctuated less in price than the Index. A number more than 1.00 means the security has fluctuated more than the Index.

Cash Equivalents                        0.6%
Preferred Stocks                        1.9%
Convertible Preferred Stocks            9.2%
Convertible Bonds                       9.1%
Non-Convertible Corporate Bonds        37.4%
Common Stocks                          61.0%


The chart above adds up to more than 100% because the portfolio is leveraged.

undervalued compared to the overall U.S. stock market. The industry is benefiting from an increasing level of public ownership and from stronger and more sophisticated management.
        The REIT portion of your Fund's portfolio has two characteristics:

   1) Management teams with a record of improving their REITs' operating cash flow and increasing dividends to shareholders; and,
   2) Broad diversification. As of November 30, 1997, the Fund owns 42 stocks representing nine property types.

        One example of the type of company we seek is the Simon DeBartolo
Group of Indianapolis. This REIT owns, develops and manages regional malls and shopping centers across the U.S. We believed this company is poised to benefit from rising retail sales and rents paid by department stores, specialty shops and other tenants.
        Our analysis also shows that profits at many REITs may accelerate in the year ahead. In our opinion, the earnings growth rate of REITs in 1998 may outpace what a consensus of analysts expect will be a 7% to 10% earnings growth rate for S&P 500 stocks.+
        During 1997, we reduced our weighting in telephone stocks in the U.S.
We sold some of our NYNEX Corp. position after the stock reached our price target following regulatory approval of its merger with Bell Atlantic Corp.
In our opinion, increasing industry competition in the U.S. has made the industry's prospects less than clear.

A POSITIVE ENVIRONMENT FOR HIGH-YIELD BONDS
Fiscal 1997 was an exceptional year for the high-yield bond market. Default rates by corporate issuers fell to historic lows, while both the supply and demand for high-yield bonds from investors increased.
        Dividend and Income Fund's approach to high-yield bond investing emphasizes income and stresses capital preservation over appreciation. We strive to achieve this
+Source: First Call

(photo of keyboard)

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    5

by investing in bonds issued exclusively by U.S. based corporations, which are rated either B or BB, the two highest non-investment grade ratings.
        During the past year, the Fund's high-yield bond component focused on bonds rated B with a relatively high average coupon (interest rate at the time the bond was issued), an approach we plan to continue to follow in the year ahead. This reflects our belief that the current healthy U.S. economic expansion is likely to reduce credit risks for many high-yield bond issuers in 1998.
        One high-yield sector that performed well beyond our expectations in 1997 was media bonds. Many of our selections exceeded our price targets during the second half amid industry merger activity, credit quality upgrades and a rise in advertising revenue. For example, our Cablevision Systems bonds doubled in value - a highly unusual occurrence for any type of domestic fixed-income security.
        As of November 30, your Fund's high-yield bond component had an average effective maturity of 8.7 years and an effective duration of 3.7 years. Duration indicates the approximate percentage change in a bond's price given a 1% change in interest rates, although high-yield bonds tend to be less affected by interest rates than high quality, investment grade bonds.

WE REDUCED OUR WEIGHTING IN CONVERTIBLE STOCKS AND BONDS
Dividend and Income Fund significantly reduced its position in convertible securities during fiscal 1997, from 24.1% of net assets a year ago to 18.2% as of November 30, 1997. We concluded that common stocks offered somewhat greater total return potential, and reallocated the Fund's assets accordingly.
        Convertible securities tend to provide a better dividend or bond yield than common

FISCAL 1997 WAS AN EXCEPTIONAL YEAR FOR THE HIGH-YIELD BOND MARKET AS DEFAULT RATES BY CORPORATE ISSUERS FELL TO HISTORIC LOWS, WHILE BOTH THE SUPPLY AND DEMAND FOR HIGH-YIELD BONDS FROM INVESTORS INCREASED.


DIVIDEND AND INCOME FUND
MARKET PRICE VS. NET ASSET VALUE
DECEMBER 1, 1996, TO NOVEMBER 30, 1997

                 Market                                       Market
                 Price         NAV                            Price        NAV
Nov. 30 '96     $16.625       $15.410        Jun. 6 '97      $17.250     $16.440
Dec. 6 '96      $16.750       $15.460        Jun.13 '97      $17.375     $16.670
Dec. 13 '96     $16.000       $15.400        Jun. 20 '97     $17.750     $16.740
Dec. 20 '96     $16.125       $15.670        Jun. 27 '97     $17.688     $16.700
Dec. 27 '96     $16.500       $15.720        Jul. 4 '97      $18.250     $16.920
Jan. 3 '97      $16.625       $15.660        Jul. 11 '97     $18.313     $16.850
Jan. 10 '97     $16.750       $15.850        Jul. 18 '97     $18.250     $16.900
Jan. 17 '97     $17.000       $16.140        Jul. 25 '97     $18.438     $17.200
Jan. 24 '97     $16.750       $16.170        Aug. 1 '97      $18.563     $17.400
Jan. 31 '97     $16.750       $16.150        Aug. 8 '97      $18.000     $17.370
Feb. 7 '97      $17.000       $16.240        Aug. 15 '97     $17.875     $17.080
Feb. 14 '97     $17.000       $16.360        Aug. 22 '97     $17.563     $17.180
Feb. 21 '97     $17.000       $16.480        Aug. 29 '97     $17.125     $17.160
Feb. 28 '97     $17.125       $16.400        Sep. 5 '97      $18.625     $17.410
Mar. 7 '97      $17.750       $16.660        Sep. 12 '97     $18.625     $17.480
Mar. 14 '97     $17.250       $16.380        Sep. 19 '97     $18.375     $17.780
Mar. 21 '97     $16.375       $16.150        Sep. 26 '97     $18.500     $17.900
Mar. 28 '97     $16.000       $16.030        Oct. 3 '97      $18.875     $18.280
Apr. 4 '97      $16.250       $15.600        Oct. 10 '97     $18.375     $18.150
Apr. 11 '97     $16.375       $15.390        Oct. 17 '97     $18.375     $18.020
Apr. 18 '97     $16.750       $15.470        Oct. 24 '97     $18.500     $18.080
Apr. 25 '97     $17.000       $15.330        Oct. 31 '97     $17.750     $17.730
May 2 '97       $17.000       $15.840        Nov. 7 '97      $18.750     $17.780
May 9 '97       $17.000       $16.080        Nov. 14 '97     $18.563     $17.520
May 16 '97      $17.000       $16.040        Nov. 21 '97     $18.250     $17.950
May 23 '97      $17.000       $16.220        Nov. 30 '97     $18.063     $18.010
May 30 '97      $17.000       $16.270

Source: Bloomberg Business News. Past performance does not guarantee future results.

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    6
stocks while offering somewhat less capital appreciation potential. We typically buy convertibles to participate in the capital appreciation of growth-oriented stocks that either do not pay a dividend or have a dividend yield lower than the S&P 500 Index.
        Two examples of convertible preferred stocks we held in fiscal 1997 were 1) Tosco Financing Trust, an oil refining company whose shares offered above-average yield and growth prospects and which benefited from higher U.S. energy consumption and 2) SunAmerica, an insurance company that provides retirement products such as life insurance, annuities and trust services.
        Overall, the convertibles market significantly underperformed the S&P 500 Index during fiscal 1997. The total return of the Merrill Lynch Convertibles Index was +17.89% for the 12 months ended November 30, 1997, more than 900 basis points (9%) less than the S&P 500. As with other asset classes the Fund invests in, we take a diversified approach to convertibles and are not heavily weighted in any one industry.

OUTLOOK
In the coming months, we expect to look carefully at utility stocks in states such as California and Massachusetts, where regulators are making changes likely to increase industry competition. Although we believe competition could increase utility stock price volatility in the coming years, we believe this sector offers attractive dividend yields. Stocks of companies that can effectively compete may also offer capital appreciation potential.
        We expect financial stocks such as banks and REITs to continue to play an important role in your Fund's portfolio in 1998. Banks have begun to offer more innovative products and services and at the same time are increasing profit margins through increased economies of scale. In addition, more banks are deriving a greater percentage of revenue from services, which tend to be more profitable than loans.
        Since technology stocks typically do not meet our income requirements, we anticipate that we generally will remain underweighted in this volatile sector.
        Overall, many economic indicators remain positive. Despite the lowest unemployment rate in 24 years, U.S. inflation was just 1.8% for the 12 months ended November 30, 1997 providing a healthy climate for financial assets, especially interest-rate sensitive companies. In addition, many industrial companies are finding new ways to boost profits through new technology, mergers and restructuring.
        Any portfolio of stocks and bonds is subject to market fluctuations.
We believe investors can more effectively prepare for inevitable market volatility by utilizing a consistent investment discipline. We believe
Dividend and Income Fund can offer an element of diversification and potential risk reduction for investors' portfolios by providing income from several asset classes.


BABAK ZENOUZI
Vice President and Senior Portfolio Manager - U.S. Equities

PAUL A. MATLACK
Vice President and Senior Portfolio Manager - U.S. Fixed-Income

December 8, 1997

outlook

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    7

Fund Performance

A $10,0000 INVESTMENT IN Dividend and Income Fund when the Fund began operating on March 26, 1993, would have grown to $19,650 as of November 30, 1997, based on net asset value with dividends and distributions reinvested. That's more than 35% higher than the average of the Fund's peers during the same period, according to Lipper Analytical Services.

DIVIDEND AND INCOME FUND -
GROWTH OF A $10,000.00 INVESTMENT
--------------------------------------------------------------------------------
MARCH 26, 1993, TO NOVEMBER 30, 1997

Dividend and Income Fund - $19,650
Lipper Closed-End Income Fund Average (9 Funds) $15,847


Above performance assumes reinvestment of dividends and distributions. Past performance does not guarantee future results. DDF shares were initially offered with a sales charge of 6%. Performance since inception does not include this or any brokerage commissions for purchases made since inception.

ABOUT OUR SHARE BUYBACK PROGRAM

In 1994, Dividend and Income Fund's board of directors authorized a share repurchase program that authorizes the Fund's lead manager to purchase up to 10% of the Fund's outstanding shares on the floor of the New York Stock Exchange. During fiscal 1997, the Fund did not utilize this option. Given the Fund's market price, we believed there were more effective ways of enhancing shareholder value.

Your Reinvestment Options

If your shares are not held in "street" name and you are not already reinvesting dividends, Dividend and Income Fund offers an automatic dividend reinvestment program. If you would like to reinvest dividends and shares are registered in your name, contact ChaseMellon Shareholder Services at
1.800.851.9677. You will be asked to put your request in writing. If you have shares registered in "street" name, contact the broker/dealer holding the shares or your financial adviser.

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    8

FINANCIAL STATEMENTS
DELAWARE GROUP
DIVIDEND AND INCOME FUND, INC.
STATEMENT OF NET ASSETS
NOVEMBER 30, 1997
--------------------------------------------------------------------------------
                                                        Number         Market
                                                       of Shares        Value
--------------------------------------------------------------------------------
COMMON STOCK - 61.04%
AUTOMOBILES & AUTO EQUIPMENT - 1.70%
Chrysler ...................................            65,000       $ 2,230,312
General Motors .............................            35,000         2,135,000
                                                                     -----------
                                                                       4,365,312
                                                                     -----------
BANKING, FINANCE & INSURANCE - 9.89%
Chase Manhattan ............................            25,000         2,715,625
CoreStates Financial .......................            34,000         2,628,625
First Chicago NBD ..........................             7,000           547,750
Fleet Financial Group ......................            24,600         1,625,137
J.P. Morgan & Company ......................            20,200         2,306,588
KeyCorp ....................................            70,000         4,720,625
Mellon Bank ................................            46,000         2,607,625
Summit Bancorp .............................            90,000         4,196,250
Washington Mutual ..........................            60,030         4,149,574
                                                                     -----------
                                                                      25,497,799
                                                                     -----------
CHEMICALS - 0.49%
Lyondell Petrochemical .....................            49,520         1,259,665
                                                                     -----------
                                                                       1,259,665
                                                                     -----------
ELECTRONICS - 0.88%
AMP ........................................            29,400         1,277,062
MascoTech ..................................            56,631           980,424
                                                                     -----------
                                                                       2,257,486
                                                                     -----------
ENERGY - 4.40%
Duke Energy ................................            35,000         1,820,000
El Paso Natural Gas ........................            30,000         1,841,250
Occidental Petroleum .......................           100,000         2,968,750
PacifiCorp .................................           100,000         2,331,250
Texaco .....................................            42,200         2,384,300
                                                                     -----------
                                                                      11,345,550
                                                                     -----------
FOOD, BEVERAGE & TOBACCO - 2.25%
Fortune Brands .............................            31,900         1,154,381
Philip Morris Companies ....................            40,000         1,740,000
RJR Nabisco Holdings .......................            80,000         2,915,000
                                                                     -----------
                                                                       5,809,381
                                                                     -----------
PAPER & FOREST PRODUCTS - 0.62%
Georgia-Pacific ............................            18,700         1,596,513
                                                                     -----------
                                                                       1,596,513
                                                                     -----------
REAL ESTATE - 30.05%
Alexandria Real Estate Equities ............            53,900         1,677,637
American Health Properties .................            50,000         1,300,000
Apartment Investment & Management ..........            63,300         2,239,237
Bay Apartment Communities ..................            37,500         1,497,656
Brandywine Realty Trust ....................            90,600         2,191,387
Camden Property Trust ......................            75,000         2,451,563
CarrAmerica Realty .........................            40,000         1,205,000
Chateau Communities ........................            67,730         2,065,765

--------------------------------------------------------------------------------
                                                        Number         Market
                                                       of Shares        Value
--------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
REAL ESTATE (CONTINUED)

Crescent Real Estate Equities ..................          56,000     $ 2,156,000
Duke Realty Investments ........................          96,000       2,208,000
Equity Residential Properties Trust ............          30,000       1,500,000
Essex Property Trust ...........................          48,000       1,734,000
Excel Realty Trust .............................          54,500       1,662,250
FelCor Suite Hotels ............................          39,000       1,416,188
First Industrial Realty Trust ..................          55,000       1,942,188
Glenborough Realty Trust .......................          83,150       2,245,050
Golf Trust of America ..........................          66,600       1,798,200
Grove Property Trust ...........................          99,549       1,082,595
Health Care REIT ...............................          50,250       1,284,516
Highwoods Properties ...........................          29,500       1,060,156
Innkeepers USA Trust ...........................          41,100         660,169
Kilroy Realty ..................................          50,000       1,312,500
Kimco Realty ...................................          37,000       1,271,875
Lexington Corporate Properties .................          79,300       1,154,806
Liberty Property Trust .........................         127,470       3,561,193
Macerich Company (The)  ........................          91,000       2,468,375
National Golf Properties .......................          60,000       1,905,000
Pacific Gulf Properties ........................          80,000       1,790,000
Pan Pacific Retail Properties ..................          66,800       1,369,400
Parkway Properties .............................          50,500       1,663,344
Patriot American Hospitality ...................         106,000       3,312,500
Prentiss Properties Trust ......................         117,672       3,044,763
Public Storage .................................          74,000       2,044,250
Reckson Associates Realty ......................         106,000       2,815,625
SL Green Realty ................................          20,600         535,600
Simon DeBartolo Group ..........................          79,000       2,582,313
Sovran Self Storage ............................          50,000       1,525,000
Spieker Properties .............................          50,000       2,031,250
Starwood Lodging Trust .........................          51,500       2,761,688
Storage Trust Realty ...........................          70,000       1,741,250
Sun Communities ................................          50,000       1,821,875
Vornado Realty Trust ...........................          30,000       1,344,375
                                                                     -----------
                                                                      77,434,539
                                                                     -----------
TELECOMMUNICATIONS - 1.36%
Bell Atlantic ..................................          39,120       3,491,460
                                                                     -----------
                                                                       3,491,460
                                                                     -----------
TRANSPORTATION & SHIPPING - 0.93%
Union Pacific ..................................          40,000       2,400,000
                                                                     -----------
                                                                       2,400,000
                                                                     -----------
UTILITIES - 7.49%
American Electric Power ........................          50,000       2,478,125
Boston Edison ..................................          70,000       2,450,000
GPU ............................................          60,000       2,370,000
Houston Industries .............................         100,000       2,368,750
Peco Energy ....................................          30,000         729,375

-----------
Top 10 common stock holdings, representing 14.03% of net assets, are in bold face.

closed-end
  income
    9

STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
                                                        Number         Market
                                                       of Shares        Value
--------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
UTILITIES (CONTINUED)

Rochester Gas & Electric .....................          135,000      $ 3,712,500
Texas Utilities ..............................           75,000        3,000,000
Unicom .......................................           75,000        2,184,375
                                                                     -----------
                                                                      19,293,125
                                                                     -----------
MISCELLANEOUS - 0.98%
Pitney Bowes .................................           30,000        2,521,875
                                                                     -----------
                                                                       2,521,875
                                                                     -----------
Total Common Stock (cost $119,556,747) .......                       157,272,705
                                                                     -----------

CONVERTIBLE PREFERRED STOCK - 9.16%
Automobiles & Auto Equipment - 0.51%
+BTI Cap Trust 6.50%  ........................           25,500        1,316,438
                                                                     -----------
                                                                       1,316,438
                                                                     -----------
BANKING, FINANCE & INSURANCE - 2.67%
National Australia Bank 7.875% ...............           40,000        1,125,000
Salomon 7.625% Series FSA "DECS" .............           70,000        2,738,750
Salomon 6.25% Series CSN "DECS" ..............           16,500          940,500
SunAmerica $3.188 "PERCS" ....................           45,000        2,092,500
                                                                     -----------
                                                                       6,896,750
                                                                     -----------
CABLE, MEDIA AND PUBLISHING - 2.54%
Cablevision Systems Series I 8.50% ...........           67,000        2,353,375
Chancellor Media 7.00%  ......................           26,000        2,304,250
Metromedia Intl Group 7.25% ..................           40,900        1,881,400
                                                                     -----------
                                                                       6,539,025
                                                                     -----------
ENERGY - 1.05%
+CalEnergy Capital Trust 3 6.50% .............           31,600        1,516,800
+Tosco Financing Trust 5.75%  ................           20,000        1,185,000
                                                                     -----------
                                                                       2,701,800
                                                                     -----------
HEALTHCARE & PHARMACEUTICALS - 0.38%
Medpartners 6.50% "TAPS" .....................           40,500          972,000
                                                                     -----------
                                                                         972,000
                                                                     -----------
METALS & MINING - 0.28%
Worthington Industries 7.25% "DECS" ..........           46,900          726,950
                                                                     -----------
                                                                         726,950
                                                                     -----------
TELECOMMUNICATIONS - 0.67%
+Loral Space & Communication 6.00% ...........           27,000        1,721,250
                                                                     -----------
                                                                       1,721,250
                                                                     -----------
TRANSPORTATION & SHIPPING - 0.58%
+Greyhound Lines 8.50%  ......................           53,500        1,498,000
                                                                     -----------
                                                                       1,498,000
                                                                     -----------
UTILITIES - 0.48%
Houston Industries 7.00% "ACES" ..............           22,300        1,237,650
                                                                     -----------
                                                                       1,237,650
                                                                     -----------
Total Convertible Preferred Stock
 (cost $19,605,870)  .........................                        23,609,863
                                                                     -----------

--------------------------------------------------------------------------------
                                                        Number         Market
                                                       of Shares        Value
--------------------------------------------------------------------------------
PREFERRED STOCK - 1.93%
Banking, Finance & Insurance - 1.02%
+Credit Lyonnais Capital SCA 9.50% ...............        100,000     $2,625,000
                                                                      ----------
                                                                       2,625,000
                                                                      ----------
Cable, Media & Publishing - 0.91%
American Radio Systems Series B 11.375% ..........            243         28,674
Granite Broadcasting 12.75% ......................          2,173      2,314,245
                                                                      ----------
                                                                       2,342,919
                                                                      ----------
Total Preferred Stock (cost $4,525,172) ..........                     4,967,919
                                                                      ----------

                                                        Principal
                                                          Amount
NON-CONVERTIBLE BONDS - 37.38%
Aerospace & Defense - 1.33%
+Atlas Air Inc sr unsec notes 10.75% 2005 ........     $2,000,000      2,110,000
Derlan Manufacturing sr notes 10.00% 2007 ........      1,250,000      1,312,500
                                                                      ----------
                                                                       3,422,500
                                                                      ----------
AUTOMOBILES & AUTO EQUIPMENT - 2.71%
Chief Auto Parts sr unsec notes 10.50% 2005 ......        750,000        746,250
Collins & Aikman
 Series B sr sub notes 10.00% 2007 ...............      1,250,000      1,312,500
Exide sr notes 10.75% 2002 .......................      2,000,000      2,110,000
Motors and Gears
 Series B sr notes 10.75% 2006 ...................      1,000,000      1,062,500
Venture Holdings Trust sr sub notes 9.75% 2004 ...      1,800,000      1,739,250
                                                                      ----------
                                                                       6,970,500
                                                                      ----------
BANKING, FINANCE & INSURANCE - 1.17%
Chevy Chase Savings Bank sub deb 9.25% 2005 ......      1,000,000      1,015,000
DVI unsec sr notes 9.875% 2004 ...................        425,000        442,000
First Nationwide Holdings
 sr sub notes 9.125% 2003 ........................      1,500,000      1,567,500
                                                                      ----------
                                                                       3,024,500
                                                                      ----------
BUILDINGS & MATERIALS - 1.46%
Atrium Companies sr sub notes 10.50% 2006 ........        600,000        630,000
+Maxim Group sr notes 9.25% 2007 .................      1,000,000        982,500
+Safelite Glass sr sub notes 9.875% 2006 .........      2,000,000      2,155,000
                                                                      ----------
                                                                       3,767,500
                                                                      ----------
CABLE, MEDIA & PUBLISHING - 1.87%
+Dialog sr sub notes 11.00% 2007 .................      2,000,000      2,030,000
Granite Broadcasting sr sub notes 9.375% 2005 ....      2,000,000      1,995,000
Muzak LP/Capital sr unsec notes 10.00% 2003 ......        220,000        229,900
Rogers Cablesystems
 sr unsec sub deb 11.00% 2015 ....................        500,000        570,000
                                                                      ----------
                                                                       4,824,900
                                                                      ----------
CHEMICALS - 1.53%
BPC Holding Series B sr sec notes 12.50% 2006 ....      1,150,000      1,266,438
Sterling Chemicals
 Series A sr sub notes 11.25% 2007 ...............      1,000,000      1,070,000
UCC Investors sr sub notes 11.00% 2003 ...........      1,500,000      1,597,500
                                                                      ----------
                                                                       3,933,938
                                                                      ----------
COMPUTERS & TECHNOLOGY - 0.44%
Unisys sr unsec notes 11.75% 2004 ................      1,000,000      1,140,000
                                                                      ----------
                                                                       1,140,000
                                                                      ----------
closed-end
  income
    9

STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
                                                        Principal        Market
                                                         Amount          Value
--------------------------------------------------------------------------------
 NON-CONVERTIBLE BONDS (Continued)
 CONSUMER PRODUCTS - 1.54%
 American Safety Razor
   Series B sr notes 9.875% 2005 .................     $1,875,000     $2,006,250
+Fedders North America
   sr sub notes 9.375% 2007 ......................      1,000,000      1,022,500
 Pen-Tab Industries
   Series B sr unsec sub notes 10.875% 2007 ......      1,000,000        947,500
                                                                      ----------
                                                                       3,976,250
                                                                      ----------
 ELECTRONICS - 0.69%
+HCC Industries sr sub notes 10.75% 2007 .........      1,000,000      1,047,500
+Insilco Corp sr sub notes 10.25% 2007 ...........        700,000        726,250
                                                                      ----------
                                                                       1,773,750
                                                                      ----------
 ENERGY - 2.32%
 Costilla Energy sr unsec notes 10.25% 2006 ......        875,000        918,750
 Falcon Drilling Series B sr notes 8.875% 2003 ...      1,000,000      1,055,000
 Pride Petroleum Services
   sr unsec notes 9.375% 2007 ....................        800,000        862,000
+Transamerican Energy sr notes 11.50% 2002 .......      1,000,000      1,002,500
 Trizec Hahn Series B sr notes 10.875% 2005 ......      1,000,000      1,085,000
+United Refining sr unsec notes 10.75% 2007 ......      1,000,000      1,050,000
                                                                      ----------
                                                                       5,973,250
                                                                      ----------
 FOOD, BEVERAGE & TOBACCO - 1.80%
 Aurora Foods sr sub notes 9.875% 200 ............      1,000,000      1,035,000
 Big V Supermarkets
   Series B sr sub notes 11.00% 2004 .............        450,000        472,500
 Core Mark International
   sr sub notes 11.375% 2003 .....................        400,000        422,000
 Delta Beverage sr notes 9.75% 2003 ..............      1,250,000      1,321,875
 DiGiorgio Corp Series B sr notes 10.00% 2007 ....      1,000,000        992,500
 PMI Acquisition sr sub notes 10.25% 2003 ........        375,000        397,500
                                                                      ----------
                                                                       4,641,375
                                                                      ----------
 HEALTHCARE & PHARMACEUTICALS - 0.71%
 Healthsouth sr sub notes 9.50% 2001 .............        750,000        789,375
 Paracelsus Healthcare
   sr unsec sub notes 10.00% 2006 ................      1,000,000      1,042,500
                                                                      ----------
                                                                       1,831,875
                                                                      ----------
 INDUSTRIALS - 0.80%
 American Builders and Contractors
   Series B sr unsec sub notes 10.625% 2007 ......      1,175,000      1,224,937
 Interlake sr sub deb 12.125% 2002 ...............        800,000        833,000
                                                                      ----------
                                                                       2,057,937
                                                                      ----------
 LEISURE, LODGING & ENTERTAINMENT - 2.67%
 AFC Enterprises sr sub notes 10.25% 2007 ........      1,000,000      1,050,000
+Alliance Gaming sr sub notes 10.00% 2007 ........      1,300,000      1,309,750
+Bally Total Fitness sr sub notes 9.875% 2007 ....      2,000,000      2,000,000
 Cinemark USA
   Series B sr sub notes 9.625% 2008 .............      1,000,000      1,035,000
 Trump Atlantic City Associates Funding
   sec 1st mtg notes 11.25% 2006 .................      1,500,000      1,488,750
                                                                      ----------
                                                                       6,883,500
                                                                      ----------

--------------------------------------------------------------------------------
                                                        Principal       Market
                                                          Amount         Value
--------------------------------------------------------------------------------
 NON-CONVERTIBLE BONDS (Continued)

 METALS & MINING - 1.49%
 Commonwealth Aluminum
  sr sub notes 10.75% 2006 .......................     $  750,000     $  806,250
+Keystone Consolidated Industries
  sr sec notes 9.625% 2007 .......................      1,900,000      1,952,250
 Oregon Steel Mills
  sec 1st mtg notes 11.00% 2003 ..................      1,000,000      1,085,000
                                                                      ----------
                                                                       3,843,500
                                                                      ----------
 PACKAGING & CONTAINERS - 1.01%
 Container Corporation of America
  Series A sr notes 11.25% 2004 ..................      1,000,000      1,092,500
 Pierce Leahy sr sub notes 9.125% 2007 ...........        800,000        840,000
 Pierce Leahy sr sub notes 11.125% 2006 ..........        584,000        661,380
                                                                      ----------
                                                                       2,593,880
                                                                      ----------
 PAPER & FOREST PRODUCTS - 0.74%
 Drypers Series B sr notes 10.25% 2007 ...........      1,000,000      1,012,500
 Four M Series B sr sec notes 12.00% 2006 ........        450,000        482,625
 Pacific Lumber sr unsec notes 10.50% 2003 .......        400,000        415,500
                                                                      ----------
                                                                       1,910,625
                                                                      ----------
 Retail - 3.36%
 Central Tractor sr notes 10.625% 2007 ...........        325,000        343,281
 Cole National Group sr sub notes 9.875% 2006 ....      2,000,000      2,135,000
 Cort Furniture Rental sr notes 12.00% 2000 ......      1,221,000      1,346,153
 Fleming Companies sr notes 10.625% 2001 .........      1,820,000      1,929,200
+Fleming Companies sr sub notes 10.50% 2004 ......        750,000        785,625
 Ralph's Grocery sr notes 10.45% 2004 ............      1,000,000      1,125,000
+Wilsons Leather sr notes 11.25% 2004 ............      1,000,000        997,500
                                                                      ----------
                                                                       8,661,759
                                                                      ----------
 TELECOMMUNICATIONS - 3.09%
 Galaxy Telecom sr sub notes 12.375% 2005 ........      2,000,000      2,180,000
 Jacor Communications
  sr unsec sub notes 9.75% 2006 ..................        750,000        798,750
 Outdoor Communications
  sr sub notes 9.25% 2007 ........................        575,000        577,875
 Pronet sr sub notes 11.875% 2005 ................        350,000        373,625
 Rogers Communications
  sr unsec notes 8.875% 2007 .....................      1,950,000      1,954,875
 STC Broadcasting
  sr unsec sub notes 11.00% 2007 .................      1,000,000      1,077,500
 Telex Communications sr sub notes 10.50% 2007 ...      1,000,000      1,000,000
                                                                      ----------
                                                                       7,962,625
                                                                      ----------
 TEXTILES - 1.10%
 Anvil Knitwear Series B sr notes 10.875% 2007 ...      1,000,000      1,032,500
 Brazos Sportswear
  sr unsec sub notes 10.50% 2007 .................        750,000        753,750
 Synthetic Industries
  Series B sr sub notes 9.25% 2007 ...............      1,000,000      1,047,500
                                                                      ----------
                                                                       2,833,750
                                                                      ----------
 TRANSPORTATION & SHIPPING - 1.81%
+Atlantic Express sr sec notes 10.75% 2004 .......        675,000        708,750
+Chemical Leaman sr notes 10.375% 2005 ...........      1,000,000      1,040,000
+Navigator Gas Transport 12.00% 2007 .............      1,000,000      1,100,000
closed-end
  income
   11

STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
                                                      Principal         Market
                                                       Amount           Value
--------------------------------------------------------------------------------
 NON-CONVERTIBLE BONDS (Continued)
 Transportation & Shipping (Continued)

 Teekay Shipping
  1st pfd ship mtg notes 9.625% 2003 ...........     $ 1,736,000     $ 1,820,630
                                                                     -----------
                                                                       4,669,380
                                                                     -----------
 UTILITIES - 1.47%
 Calpine sr notes 10.50% 2006 ..................       2,000,000       2,160,000
 Midland Funding II Series A deb 11.75% 2005 ...       1,400,000       1,610,000
                                                                     -----------
                                                                       3,770,000
                                                                     -----------
 MISCELLANEOUS - 2.27%
 Graphic Controls
  Series A sr sub notes 12.00% 2005 ............       2,000,000       2,235,000
+Huntsman sr sub notes 9.50% 2007 ..............       2,000,000       2,100,000
 Loomis Fargo & Co
  unsec sr sub notes 10.00% 2004 ...............         750,000         755,625
 Riverwood International
  sr unsec notes 10.25% 2006 ...................         750,000         765,000
                                                                     -----------
                                                                       5,855,625
                                                                     -----------
 Total Non-Convertible Bonds
  (cost $92,321,125) ...........................                      96,322,919
                                                                     -----------

 CONVERTIBLE BONDS - 9.08%
 AEROSPACE & DEFENSE - 0.76%
+Kellstrom Industries sub notes 5.75% 2002 .....       1,735,000       1,973,563
                                                                     -----------
                                                                       1,973,563
                                                                     -----------
 AUTOMOBILES & AUTO EQUIPMENT - 0.16%
+Tower Automotive sub notes 5.00% 2004 .........         400,000         402,000
                                                                     -----------
                                                                         402,000
                                                                     -----------
 BUSINESS SERVICES - 0.21%
+Personnel Group of America
  sub notes 5.75% 2004 .........................         450,000         542,250
                                                                     -----------
                                                                         542,250
                                                                     -----------
 ELECTRONICS - 0.38%
+Atmel SA 3.25% 2002 (a) .......................         600,000         579,000
 Kent Electronics sub notes 4.50% 2004 .........         418,000         389,262
                                                                     -----------
                                                                         968,262
                                                                     -----------
 HEALTHCARE & PHARMACEUTICALS - 0.81%
+Sunrise Assisted Living sub notes 5.50% 2002 ..       1,800,000       2,097,000
                                                                     -----------
                                                                       2,097,000
                                                                     -----------
 INDUSTRIALS - 0.62%
+Thermo Fibertek sub notes 4.50% 2004 ..........       1,530,000       1,591,200
                                                                     -----------
                                                                       1,591,200
                                                                     -----------
 LEISURE, LODGING & ENTERTAINMENT - 0.51%
 Capstar Hotel sub notes 4.75% 2004 ............       1,260,000       1,307,250
                                                                     -----------
                                                                       1,307,250
                                                                     -----------
 REAL ESTATE - 5.11%
 Alexander Haagen Properties
  Series A sub deb 7.50% 2001 ..................       2,270,000       2,281,350
+Atria Communities sub notes 5.00% 2002 ........         940,000         952,925
 IRT Property sub deb 7.30% 2003 ...............       2,000,000       2,205,000
 LTC Properties sub deb 8.50% 2000 .............       1,000,000       1,362,500

--------------------------------------------------------------------------------
                                                       Principal         Market
                                                        Amount           Value
--------------------------------------------------------------------------------
 CONVERTIBLE BONDS (Continued)
 REAL ESTATE (CONTINUED)
 LTC Properties sub deb 8.50% 2001 ..............    $   450,000     $   592,875
 Malan Realty Investors
  unsec sub deb 9.50% 2004 ......................      2,300,000       2,392,000
 Mid-Atlantic Realty Trust sub deb 7.625% 2003 ..      1,500,000       1,948,125
 Sizeler Property Investors sub deb 8.00% 2003 ..      1,500,000       1,451,250
                                                                     -----------
                                                                      13,186,025
                                                                     -----------
 TELECOMMUNICATIONS - 0.52%
+Tel Save Holdings sub notes 4.50% 2002 .........      1,230,000       1,329,937
                                                                     -----------
                                                                       1,329,937
                                                                     -----------
 Total Convertible Bonds (cost $21,357,493) .....                     23,397,487
                                                                     -----------

 SHORT-TERM SECURITIES - 0.62%
*U.S. Treasury Bills 5.155% due 1/22/98 .........        110,000         109,181
*U.S. Treasury Bills 5.185% due 1/22/98 .........      1,487,000       1,475,863
                                                                     -----------
 Total Short Term Securities (cost $1,585,044) ..                      1,585,044
                                                                     -----------

TOTAL MARKET VALUE OF SECURITIES OWNED - 119.21%
 (cost $258,951,451)  .......................................     $ 307,155,937
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS - (19.21%) ..       (49,504,531)
                                                                  -------------
NET ASSETS APPLICABLE TO 14,307,000 SHARES
 ($0.01 par value) OUTSTANDING; EQUIVALENT TO $18.01
 PER SHARE - 100.00%  .......................................     $ 257,651,406
                                                                  =============
----------
DECS - Dividend Enhanced Convertible Stock
PERCS - Preferred Equity Redemption Cumulative Stock
TAPS - Threshold Appreciation Price Security
ACES - Automatic Common Exchange Security

  + Securities exempt from registration under Rule 144A of the
    Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 1997, these securities amounted to 43,450,488 or 16.86% of net assets.
  * US Treasury Bills are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
(a) Coupon will increase periodically based upon a predetermined schedule. Stated interest rate in effect at November 30, 1997.
--------------------
    COMPONENTS OF NET ASSETS AT NOVEMBER 30, 1997:
Common Stock, $0.01 par value, 500,000,000 shares
 authorized to the Fund .....................................      $200,958,246
 Accumulated net realized gain on investments ...............         8,488,674
 Net unrealized appreciation of investments .................        48,204,486
                                                                   ------------
Total net assets ............................................      $257,651,406
                                                                   ============

                             See accompanying notes
closed-end
  income
   12


DELAWARE GROUP DIVIDEND AND INCOME FUND, INC.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED NOVEMBER 30, 1997
--------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest .....................................  $12,222,885
Dividends ....................................    7,762,573     $19,985,458
                                                -----------     -----------

EXPENSES:
Management fees ..............................    1,612,896
Administrative fees ..........................      446,809
Commercial paper fees ........................      109,862
Reports to shareholders ......................       58,674
Shareholders' meeting ........................       40,000
NYSE fees ....................................       30,187
Amortization of organizational expenses ......       28,809
Transfer agent fees ..........................       21,602
Professional fees ............................       17,659
Directors' fees ..............................        9,608
Other ........................................       15,954
                                                -----------
 Total operating expenses
  (before interest expense) ..................                        2,392,060
 Interest expense ............................                        3,120,012
                                                                    -----------
 Total expenses ..............................                        5,512,072
                                                                    -----------
NET INVESTMENT INCOME ........................                       14,473,386
                                                                    -----------

NET REALIZED AND UNREALIZED
 GAIN ON INVESTMENTS:
Net realized gain on investment transactions .                       13,863,649
Net change in unrealized appreciation
 on investments ...............................                       30,208,891
                                                                    -----------

NET REALIZED AND UNREALIZED
 GAIN ON INVESTMENTS .........................                       44,072,540
                                                                    -----------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS ...................                      $58,545,926
                                                                    ===========

DELAWARE GROUP DIVIDEND AND INCOME FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                                  Year Ended       Year Ended
                                                   11/30/97          11/30/96
OPERATIONS:
Net investment income ......................   $  14,473,386      $  15,233,859
Net realized gain on investment transactions      13,863,649          7,639,969
Net change in unrealized appreciation
 on investments ............................      30,208,891         18,652,232
                                               -------------      -------------
Net increase in net assets
 resulting from operations .................      58,545,926         41,526,060
                                               -------------      -------------

DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
Net investment income ......................     (14,473,386)       (15,641,809)
Net realized gains on
 investment transactions ...................      (6,987,136)        (5,818,691)
                                               -------------      -------------
                                                 (21,460,522)       (21,460,500)
                                               -------------      -------------
NET INCREASE IN NET ASSETS .................      37,085,404         20,065,560

NET ASSETS:
Beginning of year ..........................     220,566,002        200,500,442
                                               -------------      -------------
End of year ................................   $ 257,651,406      $ 220,566,002
                                               =============      =============

                             See accompanying notes

DELAWARE GROUP DIVIDEND AND INCOME FUND, INC.
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED NOVEMBER 30, 1997
--------------------------------------------------------------------------------
Increase (Decrease) in Cash:
Cash flows provided by operating activities:
 Interest and dividends received
  (excluding amortization of $266,706) ......................     $  19,658,735
 Operating expenses paid ....................................        (2,471,492)
 Interest expenses paid .....................................        (3,460,608)
 Sale of short-term portfolio investments, net ..............         2,608,390
 Purchase of long-term portfolio investments ................      (212,018,439)
 Proceeds from disposition of long-term portfolio investments       214,758,433
                                                                  -------------
 Net cash provided by operating activities ..................        19,075,019
                                                                  -------------

Cash flows used for financing activities:
 Cash provided by issuance of commercial paper ..............       226,922,964
 Cash used to liquidate commercial paper ....................      (226,539,392)
 Cash dividends paid ........................................       (21,460,522)
                                                                  -------------
 Net cash used for financing activities .....................       (21,076,950)
                                                                  -------------
Net decrease in cash ........................................        (2,001,931)
Cash at beginning of year ...................................         2,006,222
                                                                  -------------
Cash at end of year .........................................     $       4,291
                                                                  =============
Reconciliation of Net Increase in Net Assets
 Resulting from Operations to Net Cash
 Provided by Operating Activities:
Net increase in net assets resulting from operations ........     $  58,545,926
                                                                  -------------
 Decrease in investments ....................................         6,908,252
 Net realized gain from investment transactions .............       (13,863,649)
 Net change in unrealized appreciation on investments .......       (30,208,891)
 Increase in prepaid assets .................................              (136)
 Decrease in receivable for investments sold ................           536,626
 Increase in interest and dividends receivable ..............           (60,017)
 Decrease in deferred organizational expenses ...............            39,667
 Decrease in payable for investments purchased ..............        (2,363,200)
 Decrease in interest payable ...............................          (396,361)
 Decrease in accrued expenses and other liabilities .........           (63,198)
                                                                  -------------
  Total adjustments .........................................       (39,470,907)
                                                                  -------------
Net cash provided by operating activities ...................     $  19,075,019
                                                                  =============

                             See accompanying notes
closed-end
  income
   13


DELAWARE GROUP
DIVIDEND AND INCOME FUND, INC.
FINANCIAL HIGHLIGHTS
NOVEMBER 30, 1997
--------------------------------------------------------------------------------
 Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                                                                      For the Period
                                                                 Year Ended    Year Ended    Year Ended   Year Ended    3/26/93* to
                                                                  11/30/97     11/30/96++      11/30/95    11/30/94       11/30/93
                                                                 -------------------------------------------------------------------
Net asset value, beginning of period...........................      $15.42      $14.01        $12.69       $14.91       $14.04+

Income (loss) from investment operations:
    Net investment income......................................        1.01        1.07          1.13         1.10         0.68
    Net realized and unrealized gain (loss) on investments ....        3.08        1.84          1.34        (1.73)        0.81
                                                                       ----      ------        ------        -----       ------
    Total from investment operations...........................        4.09        2.91          2.47        (0.63)        1.49
                                                                       ----        ----          ----        -----        -----

Less dividends and distributions:
    Dividends from net investment income.......................       (1.01)      (1.09)        (1.15)       (1.12)       (0.62)
    Distributions from net realized gains on
     investment transactions ..................................       (0.49)      (0.41)           -         (0.47)          -
                                                                       ----        ----        ------        -----         ----
    Total dividends and distributions..........................       (1.50)      (1.50)        (1.15)       (1.59)       (0.62)
                                                                       ----        ----        ------        -----       ------
Net asset value, end of period.................................      $18.01      $15.42        $14.01       $12.69       $14.91
                                                                     ======      ======        ======       ======       ======

Market value, end of period....................................      $18.06      $16.63        $14.00       $12.00       $14.50
                                                                     ======      ======        ======       ======       ======

Total investment return based on:(1)
    Market value...............................................       18.34%      30.67%        28.71%       (7.23)%       0.82%
                                                                      =====       =====         =====        =====         ====

    Net asset value............................................       27.22%      21.11%        20.72%       (4.60)%      10.76%
                                                                      =====       =====         =====        =====        =====

Ratios and supplemental data:
    Net assets, end of period (000 omitted)....................    $257,651    $220,566      $200,500     $181,510     $213,292
                                                                   ========    ========      ========     ========     ========
    Ratio of total operating expenses to adjusted average
      weekly net assets (before interest expense) .............        0.82%       0.87%         0.89%        1.01%        0.94%**
    Ratio of interest expense to adjusted average
     weekly net assets ........................................        1.06%       1.17%         1.32%        0.76%*  *     N/A
    Ratio of net investment income to adjusted average weekly
      net assets ..............................................        4.93%       5.80%         6.68%        6.80%       6.88%**
    Portfolio turnover.........................................          74%         69%          118%          73%        113%
    Average commission rate paid...............................     $0.0584     $0.0532           N/A          N/A          N/A

Leverage analysis:
    Debt outstanding at end of period (000 omitted) ...........     $55,000     $55,000       $55,000      $48,000          N/A
    Average daily balance of debt outstanding (000 omitted)....     $54,631     $54,641       $52,488      $40,803          N/A
    Average daily balance of shares outstanding (000 omitted)..      14,307      14,307        14,307       14,307          N/A
    Average debt per share.....................................       $3.82       $3.82         $3.67        $2.85          N/A

--------------------
*    Commencement of operations
**   Annualized--Commercial paper was initially issued on January 25, 1994
+ Net of underwriter's discount of $0.90 and offering costs of $0.06 charged to paid-in capital with respect to issuance of common shares.
++ Certain prior year information has been reclassified to conform with current year presentation.
(1) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. The total investment returns calculated based on market value and net asset value for a period of less than one year have not been annualized.

                             See accompanying notes
closed-end
  income
   13

DELAWARE GROUP
DIVIDEND AND INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1997
--------------------------------------------------------------------------------

Delaware Group Dividend and Income Fund, Inc. (the "Fund") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland corporation. The primary investment objective is to seek high current income. Capital appreciation is a secondary objective.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund:

Security Valuation - Securities listed on an exchange are valued at the last quoted sale price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Exchange-traded options are valued at the last reported sales price or, if no sales are reported, at the mean between the last reported bid and asked prices. Short-term instruments having less than 60 days to maturity are valued at amortized cost which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Distributions - In December 1995, the Fund implemented a managed distribution policy. Under the policy, the Fund declares and pays monthly dividends at an annual rate of not less than $1.50 per share and is managed with a goal of generating as much of the dividend as possible from ordinary income (net investment income and short-term capital gains). The balance of the dividend then comes from long-term capital gains (once a year) and if necessary, a return of capital. No dividends were designated as return of capital for the year ended November 30, 1997.

Borrowings - The Fund issues short-term commercial paper at a discount from par. The discount is amortized over the life of the commercial paper using the straight-line method. In addition, a total of $199,000 was incurred in connection with the start-up of the short-term commercial paper program. These costs were deferred and amortized ratably over a period of three years from the date of the first short-term commercial paper issuance (See Note 5).

Other - Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities.

Certain Fund expenses are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of the Fund's average weekly net assets.

Certain prior year information has been reclassified to conform with current year presentation.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company, Inc. (DMC), the Investment Manager of the Fund, an annual fee equal to 0.55% of the Fund's adjusted average weekly net assets. At November 30, 1997, the Fund had a liability for Investment Management fees of $141,785.

The Fund has also entered into an Administration Agreement with Princeton Administrators L.P., the administrator of the Fund, which provides for payment, subject to an annual minimum fee of $150,000, of a monthly fee computed at the annual rate of 0.15% of the Fund's adjusted average weekly net assets.

For purposes of the calculation of investment management fees and administration fees, adjusted average weekly net assets do not include the commercial paper liability.

Officers, directors and employees of DMC, who are also officers, directors and employees of the Fund, do not receive any compensation from the Fund.

3. Investments
During the year ended November 30, 1997, the Fund made purchases of $209,655,239 and sales of $214,221,348 of investment securities other than U.S. government securities and temporary cash investments.

At November 30, 1997, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes was as follows:

Cost of Investments ........................................        $258,951,451
                                                                    ============
Aggregated unrealized appreciation .........................        $ 49,314,809
Aggregated unrealized depreciation .........................           1,110,323
                                                                    ------------
Net unrealized appreciation ................................        $ 48,204,486
                                                                    ============

4. Capital Stock

There are 500,000,000 shares of $0.01 par value capital stock authorized.

The Fund did not repurchase any shares under The Share Repurchase Program during the year ended November 30, 1997.

Shares issuable under the Fund's dividend reinvestment plan are purchased by the Fund's transfer agent, ChaseMellon Shareholder Services, L.L.C., in the open market.

closed-end
  income
   15

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

5. Commercial Paper
As of November 30, 1997, $55,000,000 of commercial paper was outstanding with an amortized cost of $54,865,041. The weighted average discount rate of commercial paper outstanding at November 30, 1997, was 5.63%. The average daily balance of commercial paper outstanding during the year ended November 30, 1997, was $54,631,278 at a weighted average discount rate of 5.60%. The maximum amount of commercial paper outstanding at any time during the year was $55,000,000. In conjunction with the issuance of the commercial paper, the Fund entered into a line of credit arrangement with a bank for $30,000,000. Interest on borrowings is based on market rates in effect at the time of borrowing. The commitment fee is computed at the rate of 0.15% per annum on the unused balance. During the year ended November 30, 1997, there were no borrowings under this arrangement.

6. Market and Credit Risks
The Fund may invest in high-yield fixed-income securities which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest up to 10% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.

7. Written Options

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

Transactions in options written during the year ended November 30, 1997, were as follows:

                                                        Number of       Premiums
                                                        Contracts       Received
                                                         --------       --------
Options outstanding at November 30, 1996 .........          1,458       $259,555
Options exercised ................................          1,458        259,555
                                                         --------       --------
Options outstanding at November 30, 1997 .........           --         $   --
                                                         --------       --------

--------------------------------------------------------------------------------
DELAWARE GROUP
DIVIDEND AND INCOME FUND, INC.
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
DELAWARE GROUP DIVIDEND AND INCOME FUND, INC.

We have audited the accompanying statement of net assets of Delaware Group Dividend and Income Fund, Inc. as of November 30, 1997, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period March 26, 1993, (commencement of operations) to November 30, 1993. These financial statements and financia l highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Dividend and Income Fund, Inc. at November 30, 1997, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period March 26, 1993, (commencement of operations) to November 30, 1993, in conformity with generally accepted accounting principles.



                                                       ERNST & YOUNG LLP

Philadelphia, Pennsylvania
January 13, 1998
closed-end
  income
   16

PROXY RESULTS (UNAUDITED)
--------------------------------------------------------------------------------
During the year ended November 30, 1997, The Delaware Group Dividend and Income Fund shareholders voted on the following proposals at the annual meeting of shareholders on July 15, 1997. The description of each proposal and number of shares voted are as follows:

                                                  Shares          Shares Voted
                                                  Voted             Withheld
                                                   For              Authority
                                               ------------        ------------
1 To elect the Fund's Board of Directors:
  Wayne A. Stork .......................         9,514,273           110,691
  Walter P. Babich .....................         9,513,112           111,852
  Anthony D. Knerr .....................         9,522,897           102,067
  Ann R. Leven .........................         9,518,757           106,207
  W. Thacher Longstreth ................         9,507,122           117,842
  Charles E. Peck ......................         9,510,419           114,545
  Thomas F. Madison ....................         9,519,597           105,367
  Jeffrey J. Nick ......................         9,517,824           107,140

                                         Shares        Shares        Shares
                                          Voted         Voted         Voted
                                           For         Against       Abstain
                                        ---------      --------       -------
2. To ratify the appointment of
   Ernst & Young LLP as the
   Fund's independent auditors ....     9,425,366        68,186       131,412


TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

Of the ordinary income distributions paid by the Fund during its taxable year ended November 30, 1997, 28.04% qualifies for the dividends received deduction for corporations. Additionally, the Fund distributed long-term capital gains of $0.087 per share and $0.000397 per share to shareholders of record on December 31, 1996, and February 14, 1997, respectively.

Registrar and
Stock Transfer Agent
ChaseMellon Shareholder Services, L.L.C.
P.O. Box 590
Ridgefield Park, NJ
1.800.851.9677

For Securities Dealers
1.800.362.7500

Financial Institutions
Representatives Only
1.800.659.2265



Recordholders as of November 30, 1997: 618

Copy Rights Delaware Distributors, L.P.

DDF
Listed
NYSR
The New York Stock Exchange

DELAWARE
GROUP
=====================
Philadelphia o London


Printed in the USA
on recycled paper

(409)
AR-DDF[11/97]TKO1/98

Closed-end Income